CONFIDENTIAL TREATMENT REQUESTED

AGREEMENT BETWEEN

PATH1 NETWORK TECHNOLOGIES INC.

AND

AURORA, Inc.

THIS AGREEMENT (“Agreement”) is entered into effective as of 5/27/03 (“Effective Date”) between Path1 Network Technologies Inc. (“Path1”), a Delaware corporation located at 6215 Ferris Square, Suite 140, San Diego, CA 92121, and Aurora Networks, Inc. (“Aurora”), a Delaware corporation located at 2803 Mission College, Santa Clara, CA 95054 (hereinafter collectively “the Parties”).

RECITALS

WHEREAS, Path1 has developed certain proprietary technology (“Technology”) and a product line that addresses the cable market and desires to complete the development of a derivative product using the Technology, known as the 1800 series product with an integrated QAM, and deliver such product (the “Product”) to Aurora in exchange for the compensation set forth herein; and,

WHEREAS, Aurora desires Path1 to perform certain engineering services in connection with the Product, including the completion of the development, testing and delivery of the Product for and to Aurora;

WHEREAS, Aurora desires to sell the Product developed and delivered by Path1; and

WHEREAS, Aurora and Path1 previously entered into an agreement regarding the resale of Path1 products by Aurora (the “Reseller Agreement”);

NOW, THEREFORE, in consideration of the mutual promises contained herein the Parties agree as follows:

TERMS AND CONDITIONS

1.	DEFINITIONS.

1.1 “Acceptance Test” means the test of the Product to be jointly performed by Path1 and Aurora based on the Acceptance Test Plan.

1.2 “Acceptance Test Plan” or “ATP” means the test criteria and test procedures mutually agreed upon by the Parties to ensure the Product’s compatibility with the Specifications as set forth in “Exhibit A”. The parties shall use reasonable efforts to ensure that the ATP will be submitted on or before June 1, 2003. “Exhibit B”, attached hereto, is a requirement set for the proof of concept.

1.3 “Intellectual Property Rights” means all current and future trade secrets, copyrights, patents and other patent rights, trademark rights, service mark rights, mask work rights and any and all other intellectual property or proprietary rights now known or hereafter recognized in any jurisdiction.

1.4 “Path1 Deliverables” means, collectively or individually, the bill of materials*, Product requirements, proof of concept (Exhibit B), final mother and daughter board layout*, preliminary user’s manual, manufacturing and assembly instructions*, and acceptance test plan/procedures. Items marked with an asterisk shall be held in the escrow created pursuant to Section 11.16, and not delivered to Aurora except pursuant to Section 11.16 and the escrow agreement thereunder.

***	Certain confidential portions of this Exhibit were omitted and replaced with “***” (the “Mark”). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company’s Application Requesting Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.5 “Path1 Know-How” means the proprietary techniques, inventions, practices, methods, knowledge, designs, skill and experience relating to the Technology and the Product which Path1 discloses to Aurora under this Agreement.

1.6 “Path1 Patents” means patents related to the subject matter of this Agreement issued as of the date hereof and the patents to issue after the date of this Agreement on patent applications entitled to a filing date prior to execution of this Agreement related to the subject matter of this Agreement, including without limitation all foreign counterparts, all substitutions, extensions, reissues, renewals, divisions, continuations and continuations in part relating to such patents and their foreign counterparts, and which are owned or controlled by Path1 (where “controlled” means licensed by Path1 with a royalty- free right to grant sublicenses).

1.7 “Path1 Technology” means (i) the inventions, designs, discoveries and processes claimed in the Path1 Patents and (ii) the Path1 Know-How.

1.8 “Services” means the work and labor necessary for the performance of the respective obligations of the Parties to this Agreement.

1.9 “Specifications” means the mechanical, engineering, operational and/or functional descriptions, details and requirements for the Product as set forth in Exhibit A as the same may be modified as provided herein. Included are any standards for performance or operation of the item to which such Specifications pertain.

2.	SCOPE OF WORK.

2.1 Services. Upon the terms and conditions set forth in this Agreement, each party will be responsible for obtaining all of the technology, labor, material, tooling and facilities necessary for the completion of its portion of the Services, except as otherwise set forth in this Agreement.

2.2 Agency Approvals. Path1 shall be responsible for supporting all board level and power supply changes required to meet CE and UL approval, and shall be responsible for obtaining the CE and UL approval. Path1 further agrees to use its best commercially reasonable efforts to obtain any other governmental or private agency approval or certification reasonably requested by Aurora. The costs and filing fees for such approvals shall be borne by Path1. Aurora shall provide reasonable assistance to Path1 for obtaining such approvals and certifications for the Product in the event that Aurora can reduce the cost or expedite the time line for such approvals.

3.	COMPENSATION; INTELLECTUAL PROPERTY RIGHTS; SALE OF PRODUCT.

3.1 Compensation. Aurora agrees to pay Path1 a Non-Recurring Engineering Fee (“NRE”) of up to *** as follows:

(a)	*** shall be paid upon the signing of this Agreement and shall be automatically applied against the NRE;

(b)	*** shall be delivered to Path 1 Upon Aurora’s acceptance of a demonstratable trial unit, which shall pass data in a manner acceptable to use for *** demonstration purposes *** ;

(c)	*** shall be paid to Path1 upon Aurora’s acceptance of a demonstratable engineering unit with an integrated QAM that meets all performance-related Specifications.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED

(d)	*** shall be paid upon delivery to Aurora of production units that meet all specifications and are ready for delivery to customers, including, without limitation, all end user documentation required by Section 5.1(vi).

3.2 Test Equipment. Aurora agrees to reimburse Path1 for *** of the actual costs Path1 incurs for the purchase or rental of test equipment required for the development of the Product hereunder, up to a maximum reimbursement of ***; provided, however, that Path1 shall provide Aurora with a ***.

3.3 Intellectual Property Rights. Except as set forth in Sections 3.4 and 11.16, the Parties agree that Path1 shall (i) retain all Intellectual Property Rights to the Product, the application program interface and the Technology, and (ii) retain all rights to manufacture the Product and the application program interface.

3.4 Exclusive License. During the term of this Agreement, and subject to the terms and conditions of this Agreement, Path1 hereby grants Aurora, an exclusive (as specified in greater detail below), irrevocable, nontransferable, license to use, support, demonstrate, sell, manufacture (but only as permitted by Section 11.16) and distribute, through single or multiple tiers of distribution, the Product and all end user documentation delivered as part of or together with the Product or otherwise provided under this Agreement. This license extends to any improvements, upgrades, modifications and derivative works of the Product. Path1 shall not license any rights to, or sell, the Product to any entity other than Aurora in the North American cable market (such market is defined as Mexico, Canada and the United States and all of their possessions and territories), but Path1 shall be permitted to make sales of the Product directly to cable system operators only, except for (i) *** , (ii) ***, and (iii) ***. Outside of the North American cable market, Path1 shall be permitted to make sales of the Product to cable system operators, either directly or through single or multiple tiers of distribution, except neither Path1 nor any distributor or reseller may make sales to (i) ***, (ii) ***, and (iii) ***. Such exclusivity shall be for a period of eighteen months from the date of the first delivery of production units of Product to Aurora. The exclusivity period shall be extended for an additional eighteen month period (i) automatically if Aurora has ordered *** of Path1 products, including without limitation the Product, during the initial exclusivity period, or (ii) upon notice to Path1 and payment of an additional *** fee to Path1 at any time within *** days prior to the termination of the initial exclusivity period. The exclusivity period, and any extensions thereof, shall terminate following Aurora’s acquisition by an entity with a product substantially similar to the Product, but only if sales of the Product by Aurora during the six (6) months following such acquisition decrease by more than ***.

All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (title 11, United States Code) (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined in Section 101 of the Bankruptcy Code. The Parties agree that Aurora, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against Path1 under the Bankruptcy Code, Aurora shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, shall be promptly delivered to Aurora (a) upon any such commencement of a bankruptcy proceeding upon its written request therefor, unless Path1 elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon rejection of this Agreement by or on behalf of Path1 upon written request therefor by Licensee. These rights and remedies are in addition to, and complimentary of, any rights and remedies granted to Licensee in the Escrow Agreement attached hereto as Exhibit “D”.

3.5 Sales Pursuant to the Reseller Agreement; Quality. Following completion of the Product’s development hereunder, and subject to the terms and conditions of this Agreement, sales of the Product to Aurora shall be pursuant to the terms and conditions of the Reseller Agreement. In the event the Reseller Agreement terminates prior to the termination of this Agreement, the terms and conditions of the Reseller Agreement shall nevertheless continue to apply to sales of the Product to Aurora as they had prior to such termination. In addition to all requirements of the Reseller Agreement, production units of the Product shall meet, at a minimum, the following standards:

(a)	Production units of the Product shall conform to all cosmetic, functionality and reliability requirements as defined in the Specifications
(b)	Production units of the Product shall contain no more than *** .
(c)	Production units of the Product shall be free of defects and shall have a calculated and demonstrated meantime between failure of greater than *** .
(d)	Additional requirement spelled out in a supply agreement to be negotiated between the parties in good faith.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED

3.6 Pricing. Pricing for the Product shall initially be as set forth in Exhibit C. Such pricing for the Product may be decreased but not increased during the term of this Agreement, and Path1 agrees to use its best efforts to make annual reductions of the Product pricing of at least ***per year. Path1 represents, warrants and covenants to Aurora that Path1 shall, during the term of this Agreement, make the Product available to Aurora at a price that is at least as favorable as that made available to other Path1 customers for the same or similar products. Without limiting the generality of the foregoing, in the event that Path1 makes available to any of its customers the same or similar products at a price more favorable than the price for the Products made available to Aurora hereunder, then Path1 shall (i) forthwith pay or credit to Aurora against any amount(s) otherwise payable by Aurora to Path1 hereunder an amount which is equal to the difference between price at which Path1 previously made available to its customers the same or similar product and the price at which Path1 made available to Aurora the Product, and (ii) thereafter make available to Aurora the Product at such more favorable price. Path1 agrees that Aurora may, at its sole cost and expense, upon 48 hours written notice to Path1, and during normal business hours, audit the books and records of Path1, in order to verify Path1’s compliance with the foregoing.

4.	MARKETING. Except as expressly set forth in this Agreement, both Parties agree that no press release or other marketing related release will be made prior to the execution of this Agreement. Thereafter, the Parties agree they both will make a public disclosure that Aurora and Path1 have entered into this Agreement. Subject to the other party’s written consent, which consent shall not be unreasonably withheld, each party may use advertising, press, promotion and/or direct sales to disclose its relationship with the other party. Notwithstanding the foregoing, both Parties agree that each party may make such disclosure of this Agreement as is or shall be required by either party pursuant to applicable securities regulations.

5.	DESIGN REVIEW AND SPECIFICATION CHANGES.

5.1	Milestones. The Parties agree to the following milestones for development and testing of the Product:

(i)	Delivery of the ATP and mutual agreement thereto by *** ;
(ii)	Proof of Concept requirements and delivery of Proof of Concept by Path1 to Aurora by *** that meets the standard set forth in Section 3.1(b);
(iii)	Delivery of *** engineering samples of the Product by Path1 to Aurora within *** days of the execution of this Agreement that meet the standard set forth in Section 3.1(c);
(iv)	Path1’s completion of an Acceptance Test with Aurora present to witness and accept within *** days of the execution of this Agreement;
(v)	Completion of CE and UL approval process within *** days following execution of this Agreement, or fulfilling all required changes on the board and power supply to support CE and UL certification if Aurora is pursuing such approvals.
(vi)	Delivery of production units of Product that meet all Specifications accompanied by all end user documentation for the Product within *** days of the execution of this Agreement.

The Parties agree to use their best reasonable commercial efforts to adhere to the above schedule. The Parties agree to meet at a mutually agreeable time and location to review and discuss the status of the development of the Product. The Parties further agree to promptly meet at the request of either party with respect to any material issues a party may have with the performance of the other party of its obligations under this Agreement.

5.2	Specifications; Changes to Specifications. The Product is to be designed in accordance with the Specifications. Each party is entitled to request modification in the form of changes or additions

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED

to the Specifications at any time during the term of this Agreement. Such requests shall be submitted in writing, and shall not be deemed or considered binding unless accepted by the other party in writing. If any such modification of the Specifications is agreed, the Parties will negotiate an equitable adjustment to the Agreement, including the apportionment of any additional development, testing or tooling costs. Upon mutual agreement to any change to the Specifications, both Parties will proceed with the implementation of the prescribed changes, and the Specifications and other Exhibits to the Agreement shall be modified accordingly to reflect such agreed upon changes.

5.3 Modifications to Specifications. The Parties agree that, upon acceptance of each Deliverable and upon Product acceptance, the Specifications shall be finalized to conform to the Deliverables and the Product, as applicable, as accepted by Aurora, excepting mutually agreed (in writing) deviations from the Specifications which require additional development work to achieve conformance to the Specifications. After and upon acceptance of each Deliverable and upon Product acceptance, the term “Specifications” as used herein shall refer in all cases to the Specifications as so modified.

6.	DELIVERABLES AND DELIVERY; ACCEPTANCE; AND REJECTION

6.1 Program Managers. The Parties shall, within *** days after the signing of this Agreement, each designate a Program Manager, who shall have the exclusive authority to make and communicate all decisions following execution of this Agreement.

6.2 Deliverables. Path1 and Aurora agree to use their best reasonable commercial efforts to perform their respective Services and deliver their respective Deliverables in accordance with the schedule set forth in Section 5.1. Each party’s obligations shall be contingent upon the other party successfully providing any prerequisite Deliverable in a timely fashion in accordance with the Specifications. All stated dates are date of delivery unless otherwise specified. The Parties shall use such Deliverables for testing and acceptance and marketing purposes only and shall not sell, lease or transfer the same to any third party.

6.3	Acceptance.

(a) Each party, with the reasonable assistance of the other party if requested, will examine and test each respective Deliverable (and/or item thereof as specified in Section 5.1) of the other party upon delivery. Each receiving party shall, as soon as reasonably practicable following the delivery of same, but in no event later than *** days after receipt of notice of delivery: (i) accept the Deliverable (or item thereof) and so inform the other party in writing; or (ii) if the Deliverable (or item thereof) contains a Defect (as such term is defined in the Reseller Agreement), reject the Deliverable (or item thereof) and provide the other party with a written statement of such Defect (as such term is defined in the Reseller Agreement). The failure of a party to respond within the specified *** day period shall be deemed acceptance of the Deliverable. Either party may request a reasonable extension in the time to complete such testing if the same is required under the circumstances, and both Parties shall reasonably consider such requests, provided that no such extension shall be effective unless in writing and signed by a duly authorized representative of the party granting such extension.

(b) The delivering party will promptly correct the Defects set forth in the statement of Defects with respect to any Deliverable (or item thereof) and redeliver the Deliverable (or item thereof) to the receiving party within such reasonable period of time (not to exceed *** days) as may be agreed upon by Path1 and Aurora with regard to all circumstances affecting the Product or the Deliverables. The receiving party shall, as soon as reasonably practicable after such redelivery but in no event later than *** days thereafter, accept or reject the redelivery in accordance with the procedure set forth in Section 6.3(a), which procedure shall be repeated until the Deliverables are accepted or the receiving party invokes the provisions of Section 6.4 hereof.

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CONFIDENTIAL TREATMENT REQUESTED

(c) “Product Acceptance” shall be deemed to occur upon the earlier of (i) acceptance, pursuant to this Section 6.3, of all Deliverables and successful completion of the Acceptance Test with regard to the Product as set forth in Section 6.1 or (ii) the first sale, lease, license or other distribution or transfer of a unit of Product by Aurora to a customer or other third party other than solely for test purposes. The date of such Product Acceptance shall be deemed the “date of Product Acceptance.” Notwithstanding anything to the contrary contained herein, Product Acceptance shall not be conditioned upon any design or development of the Path1 Deliverables to meet any criteria of any agency approvals other than those of the United States.

6.4 Rejection. Should any Deliverable fail to be accepted after the third delivery of that Deliverable pursuant to Section 6.3(b) then the Parties shall promptly meet in accordance with 6.1 to resolve the problem. Any subsequent rejection of the same Deliverable (unless otherwise resolved pursuant to Section 6.3(c)) shall be grounds for the rejecting party to elect to terminate this Agreement pursuant to Section 9 hereof.

7.	REPRESENTATIONS. Each party represents that it has full right and authority to enter into this Agreement and to perform its obligations hereunder. Each party further represents that it has full right and authority to grant the rights granted to the other party herein.

8.	CONFIDENTIALITY.

9.1 Confidential Information. Each party shall maintain in confidence the “Confidential Information” of the other party pursuant to the same terms and conditions applicable to “Proprietary Information” under the Reseller Agreement.

9.	TERMINATION. Other than by mutual consent of the Parties, this Agreement may be terminated as follows:

(a) By Aurora, in the event Path1 is unable to pass the agreed upon Acceptance Test by *** ; provided, however, that if Aurora is unable to complete the Acceptance Test Plan by ***, the termination date shall be extended on a day by day basis for each day said Aurora Deliverables are not delivered in accordance with Section 6.1;

(b) By Aurora, as permitted by Section 6.4; or

(c) By either Party upon sixty (60) days written notice to the other Party in the event the other party breaches any of its material obligations hereunder and fails to cure same within the sixty-day notice period.

Unless terminated in accordance with the foregoing, the Agreement shall remain in full force and effect. Upon termination of this Agreement, each party shall return to the other party all unlicensed Confidential Information of the other party and shall make no other or further use of such unlicensed information. Upon notice of termination, each party shall immediately cease work on the Deliverables.

10.	WARRANTIES; INDEMNITY. Path1 shall provide Aurora the same warranty coverage and indemnification for the Product as it provides in the case of other products purchased under the Reseller Agreement.

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CONFIDENTIAL TREATMENT REQUESTED

11.	GENERAL

11.1 Force Majeure. Neither party shall be liable for any failure or delay in its performance under this Agreement due to causes which are beyond its reasonable control, including, but not limited to, acts of God, acts of civil or military authority, fires, epidemics, floods, earthquakes, riots, wars, sabotage, labor shortages or disputes, and governmental actions; provided that (a) the delayed party: (i) gives the other party written notice of such cause promptly, and in any event within fifteen (15) days of discovery thereof; and (ii) uses its reasonable efforts to correct such failure or delay in its performance, and (b) the delayed party’s time for performance or cure under this Agreement shall be extended for a period equal to the duration of the cause or sixty (60) days, whichever is less.

11.2 Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other party shall be in writing, delivered by Federal Express or comparable express service, addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee.

If to Path1:	Path1 Network Technologies, Inc.
6215 Ferris Sq., Suite 140
San Diego, California 92121
Attention:	Mr. John Zavoli

If to Aurora:	Aurora, Inc.
2803 Mission College Blvd.
Santa Clara, CA 95054
Mr. Tom Brown

Attention:

11.3 Relationship of Parties. The Parties are independent contractors. Neither company nor its respective employees, consultants, contractors or agents are agents, employees or joint venturers of the other, nor do they have any authority to bind the other by contract or otherwise to any obligation. They will not represent to the contrary, either expressly, implicitly, by appearance or otherwise. Each party will determine, in its sole discretion, the manner and means by which the Services are accomplished, subject to the express condition that each party will at all times comply with applicable law.

11.4 Use of Name. Except as provided in Section 4, neither party will, without first obtaining the other’s prior written consent, be entitled to use the name of the other party in promotional, advertising and other materials.

11.5 Personnel. The respective employees, consultants, contractors and agents of each party will observe the working hours, working rules and holiday schedule of the other while working on the other’s premises. Notwithstanding the foregoing, employees of a party shall be and remain employees of that party and shall not be deemed or claim to be employees of the other party even when working on such other party’s premises.

11.6 Employment Taxes and Benefits. Each party shall be responsible for any and all employment taxes and benefits payable to its employees, representatives, contractors, subcontractors and other engaged by it to perform Services hereunder and in no event shall either party look to the other for such payments.

11.7 Assignment. Except as expressly provided herein, neither party may assign or delegate this Agreement or any of its respective rights or obligations hereunder without the prior written consent of the other party hereto. Notwithstanding the foregoing, Aurora shall have the right to assign its

CONFIDENTIAL TREATMENT REQUESTED

rights hereunder to any company which acquires Aurora or is wholly owned by Aurora, provided such successor or subsidiary agrees in writing to be bound by all the terms and conditions of this Agreement that are applicable to Aurora. Path1 may assign this Agreement to any company which acquires Path1.

11.8 No Waiver. Failure by either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

11.9 No Rights in Third Parties. This Agreement is made for the benefit of Aurora and Path1 and not for the benefit of any third parties.

11.10 Counterparts. This Agreement may be executed in one or more counterpart, each of which shall be deemed an original, but collectively shall constitute but one and the same instrument.

11.11 Headings and References. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

11.12 Construction. The Parties and their respective counsel have negotiated this Agreement. This Agreement will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either party.

11.13 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, U.S.A. without giving effect to the principles of conflicts of law thereunder.

11.14 Severability. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement shall be enforced to the maximum extent permissible so as to affect the intent of the Parties, and the remainder of this Agreement shall continue in full force and effect.

11.15 Complete Agreement. This Agreement, including all Exhibits, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this Agreement shall be binding unless in writing and signed by duly authorized representatives of both Parties. To the extent any terms and conditions of this Agreement conflict with the terms and conditions of any invoice, purchase order or purchase order acknowledgement placed hereunder, the terms and conditions of this Agreement shall govern and control.

11.16 Continuity of Supply; Escrow. Without in any way limiting the generality of Section 3.5, Section 15.14 of the Reseller Agreement shall apply to the Product hereunder. In accordance with Section 15.14 of the Reseller Agreement, Path1 shall deposit with an escrow service materials and documentation adequate and sufficient to enable the rebuilding by Aurora of the Product and accompanying software. PATH1 shall also deposit a copy of all software tools necessary for the development and maintenance of the Product software. A configuration management process shall be used and this shall be included in the deposited documentation. The parties agree that the Escrow Agreement attached hereto as Exhibit D is acceptable and shall be used for the purposes of Section 15.14 of the Reseller Agreement.

11.17 Survival. The provisions of Sections 3, 9, 10 and 11 shall survive the expiration or termination of this Agreement for any reason.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

PATH1 NETWORK TECHNOLOGIES INC.:		AURORA, INC.:

By:	/s/ FRED CARY	By:	/s/ GUY SUCHARCZUK
Name:	Fred Cary	Name:	Guy Sucharczuk
Title:	CEO	Title:	CEO
Date:	5/23/03	Date:	5/23/03

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

ACCEPTANCE TEST PLAN

[To be completed by the parties by *** pursuant to Section 5.1]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

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EXHIBIT B

PROOF OF CONCEPT

[Attached]

CONFIDENTIAL TREATMENT REQUESTED

“Exhibit B”

Proof of Concept

•	This Proof of Concept (POC) test will be performed at Path 1’s facility in San Diego.
•	The POC will demonstrate the conversion on *** from a *** to a ***.
•	The POC unit will have *** and ***.
•	The POC unit’s *** will be connected to a ***.
•	The unit will *** of a selected program out of the ***, forward them on a ***, and upconvert the *** to a user selected ***.
•	The POC shall be declared “passed” upon inspection of *** of the ***.
•	(optional) The POC unit *** will be connected to a *** whose *** will be connected to an *** for proving the ***.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

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EXHIBIT C

PRICING

[Attached]

CONFIDENTIAL TREATMENT REQUESTED

Integrated muXqam Pricing

5/20/2003 (preliminary)

Path 1 and Aurora Confidential

Initial Configurations	Channels 8	Channels 16	Channels 24

***	$ ***	$ ***	$ ***
***	$ ***	$ ***	$ ***
***	$ ***	$ ***	$ ***

***	$ ***	$ ***	$ ***
***	***	***	***
Upgrades ***
***	$ ***	$ ***	***
***	$ ***	$ ***	***

***	$ ***	$ ***	***
***	***	***	***

NOTES:

*	8-Channel versions are a *** item where initial requirements needed are small, but with ***

***

ADDITIONAL OPTIONS AND ENGINEERING SUPPORT:

Maintenance/Help Desk/Service agreements priced separately

Training and Installation Packages

Engineering field support @*** per hour per person. Senior engineering support @*** per hour

(Plus travel and accommodation expenses)

This quote is valid only with Path 1 Network Technologies standard terms & conditions.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

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EXHIBIT D

ESCROW AGREEMENT

[Attached]

EXHIBIT D

ESCROW AGREEMENT

This Agreement (“Escrow Agreement”) is executed as of this              day of             , 200     by and among Path1 Network Technologies, a Delaware corporation (“Licensor”), Aurora Networks, Inc. a Delaware corporation (“Licensee”) and [Escrow Agent], a Delaware corporation (“Escrow Agent”).

RECITALS

Licensor and Licensee have entered into a contract (the “Development Agreement”), to which this Escrow Agreement is attached as Exhibit D, pursuant to which Licensor has provided to Licensee a license to use, support, demonstrate, sell, manufacture and distribute the Product (as such term is defined in the Development Agreement); and

Licensor and Licensee have entered into a contract (the “Reseller Agreement”), pursuant to which Licensor has given Licensee the right to resell certain of Licensor’s products (together with the Product, the “Path1 Products”); and

Continuous availability of the Path1 Products is critical to Licensee in the conduct of its business; and

Licensor wishes to ensure the availability of the Path1 Products in the event Licensor fails to fulfill its obligations under the Development Agreement or the Reseller Agreement, or in the event Licensor does not remain in business or otherwise becomes unable or unwilling to supply the Path1 Products to Licensee; and

Escrow Agent is in the business of providing third party escrow protection by storing, retaining, and allowing limited access to proprietary documentation, software, related media and materials.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1.    DEPOSIT OF DOCUMENTATION

        (a)    The term “Documentation” as used in this Escrow Agreement means all material and documentation (including, without limitation, revisions and additions pursuant to Section 2(a)) adequate and sufficient to enable Licensee to build the Path1 Products (including, without limitation, software that normally accompanies the Path1 Products or firmware loaded onto such Path1 Products), as well as a configuration management process, all as set forth more particularly in Exhibit B hereto.

(b) Licensor agrees to deposit with Escrow Agent and assign to Licensee a complete copy of the Documentation within ten (10) business days after execution of this Escrow Agreement.

2.    REVISIONS, MAINTENANCE AND WARRANTY

        (a)    Licensor agrees to deposit with Escrow Agent and assign to Licensee copies of all revisions of and additions to the Documentation, including, without limitation, Documentation for improvements, upgrades, modifications and derivative works of the Path1 Products within ten (10) business days after improved, upgraded, modified or derivative Path1 Product(s) are made available to Licensee.

        (b)    Escrow Agent shall acknowledge receipt of all revisions of and additions to the Documentation by sending written acknowledgement thereof to both Licensor and Licensee.

        (c)    Licensor represents and warrants that the Documentation, as amended as required under Section 2(a) from time to time, contains all of the then existing necessary and available information, proprietary information, technical documentation, instructions and materials to build the Path1 Products without the aid of Licensor or any other person or reference to any other materials.

3.    STORAGE AND SECURITY

        (a)    Escrow Agent shall act as custodian of the Documentation until the escrow is terminated, pursuant to Section 10 of this Escrow Agreement. Escrow Agent shall establish, under its control, a secure receptacle for the purpose of storing the Documentation.

        (b)    The Documentation deposited with Escrow Agent by Licensor pursuant to this Escrow Agreement shall remain the exclusive property of the Licensor.

        (c)    Except as provided in this Escrow Agreement, Escrow Agent agrees that:

                (1)    it shall not divulge, disclose or otherwise make available to any parties other than Licensor, or make any use whatsoever of the Documentation;

                (2)    it shall not permit any person access to the Documentation, except as may be necessary for Escrow Agent’s authorized representatives to perform its functions under this Escrow Agreement;

                (3)    access to the Documentation by Licensor shall be granted by Escrow Agent only to those persons duly authorized in writing by a competent officer of Licensor;

                (4)    access to the Documentation shall not be granted without compliance with all security and identification procedures instituted by Escrow Agent.

                (5)    if the Licensee desires to inspect the Documentation, Licensor and Escrow Agent must be given at least ten (10) days prior written notice. Any such inspection shall be in the presence of an authorized representative(s) of Licensor (unless in writing Licensor elects not to be present), Licensee and Escrow Agent. The inspection will occur at Escrow Agent’s facilities.

        (d)    Escrow Agent shall have no obligation or responsibility to verify or determine that the Documentation deposited with Escrow Agent by Licensor does, in fact, consist of those items which Licensor is obligated to deliver under any agreement, and Escrow Agent shall bear no responsibility whatsoever to determine the existence, relevance, completeness, currency, or accuracy of the Documentation.

        (e)    Escrow Agent’s sole responsibility shall be to accept, store and deliver the Documentation deposited with it by Licensor, in accordance with the terms and conditions of this Escrow Agreement.

        (f)    If any of the Documentation held in escrow by Escrow Agent shall be attached, garnished or levied upon pursuant to an order of court, or the delivery thereof shall be stayed or enjoined by an order of court, or any other order, judgement or decree shall be made or entered by any court affecting the Documentation or any part thereof, Escrow Agent is hereby expressly authorized at its sole discretion to obey and comply with all orders, judgements or decrees so entered or issued by any court, without the necessity of inquiring whether such court had jurisdiction, and in case Escrow Agent obeys or complies with any such order, judgement or decree, Escrow Agent shall not be liable to Licensee, Licensor or any third party by reason of such compliance, notwithstanding that such order, judgement or decree may subsequently be reversed, modified or vacated.

4.    EVENTS OF DEFAULT

                The occurrence of any of the following shall constitute an “Event of Default” for purposes of this Escrow Agreement.

        (a)    Licensor’s material failure to meet its obligations under, or its material breach of, the Development Agreement or the Reseller Agreement; or

        (b)    any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceedings commenced by or against Licensor, and if such case or proceeding is not commenced by Licensor, if it is acquiesced in, or remains undismissed for sixty (60) days, but only in the event that Licensor refuses to or is unable to continue to perform its obligations under the Development Agreement and the Reseller Agreement; or

        (c)    Licensor ceases active operation of its business or the line of business related to the Path1 Products, or otherwise becomes unable, for whatever reason, to supply the Path1 Products to Licensee, other than may occur from time to time as Products are obsoleted by Licensor; or

        (d)    the acquisition of a controlling interest in Licensor (whether by purchase, lease, merger or otherwise) or the acquisition of Licensor’s line of business related to the Path1 Products (whether by purchase, lease, merger, license or otherwise) by a competitor of Licensee or other entity unwilling to supply the Path1 Products to Licensee.

5.    RELEASE OF DOCUMENTATION

        Upon the occurrence of any Event of Default (as defined in Section 4), Licensee may notify Escrow Agent in writing as to such Event of Default, and shall simultaneously provide a copy of any such notice to Licensor. Within ten (10) business days after receipt of Licensee’s notice, the Documentation then in escrow shall be delivered to Licensee by Escrow Agent, unless Licensor shall have remedied such Event of Default to Licensee’s reasonable satisfaction within such five (5) day period. Escrow Agent shall not have the right to refuse to deliver the Documentation to the Licensee on the grounds that no Event of Default has occurred. Delivery of the Documentation shall terminate all duties and obligations of Escrow Agent to Licensor and Licensee.

6.    DISPUTE RESOLUTION

        Licensor and Licensee agree that in the event that the Documentation has been released to Licensee, but Licensor does not agree that an Event of Default has occurred, then Licensor shall give Licensee notice thereof within five (5) business days of such release, and Licensor and Licensee shall submit their dispute regarding the release of the Documentation to arbitration by a single arbitrator who is a member of the American Arbitration Association. The arbitration shall be pursuant to the rules and regulations of the American Arbitration Association, as then in effect, at its offices in San Francisco, California. The decision of the arbitrator shall be final and binding upon the parties and enforceable in any court of competent jurisdiction, and a copy of such decision shall be delivered immediately to Licensor, Licensee and Escrow Agent. The parties shall use their best efforts to commence the arbitration proceeding within ten (10) business days following delivery Licensor’s notice of dispute. The sole question to be determined by the arbitrator shall be whether or not there existed an Event of Default at the time Escrow Agent delivered the documentation to Licensee. The parties agree that the decision and findings of the arbitrator shall be limited solely and exclusively to the issue of whether or not

Licensee was entitled to the release of the Documentation, and such decision and findings shall have no binding or evidentiary effect with respect to any proceedings, actions, claims or counterclaims of any kind or nature that either party may have, commence or assert with respect to the other party’s performance of its obligations under the Development Agreement or the Reseller Agreement. The decision of the arbitrator and all findings related thereto shall only be used to determine if the documentation shall be returned to Licensor or retained by Licensee. All fees and charges by the American Arbitration Association and the reasonable attorneys’ fees and costs incurred by the prevailing party in the arbitration shall be paid by the non-prevailing party in the arbitration.

7.    BANKRUPTCY

        Licensor and Licensee acknowledge that this Escrow Agreement is an “agreement supplementary to” the Development Agreement and the Reseller Agreement as provided in Section 365(n) (3) of Title 11, United States Code (the “Bankruptcy Code”) and that the rights and licenses granted under or pursuant to the Development Agreement or the Reseller Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined in Section 101 of the Bankruptcy Code. Licensor acknowledges that if Licensor as a debtor in possession or a trustee in Bankruptcy in a case under the Bankruptcy Code rejects the Development Agreement, the Reseller Agreement or this Escrow Agreement, Licensee may elect to retain its rights under the Development Agreement, the Reseller Agreement and this Escrow Agreement as provided in Section 365(n) (3) of the Bankruptcy Code. Licensor or such bankruptcy trustee shall not interfere with the rights of Licensee as provided in the Development Agreement and this Escrow Agreement, including the right to obtain the Documentation from Escrow Agent. Licensor and Licensee acknowledge that Licensee’s enforcement of its rights hereunder is not stayed by the automatic stay provisions of Section 362 of the Bankruptcy Code, and Licensor covenants and agrees to take no action in the Bankruptcy Court or otherwise to impede, hinder or delay Licensee’s exercise of its rights hereunder.

8.    INDEMNIFICATION

        Licensor agrees to defend and indemnify Escrow Agent and hold Escrow Agent harmless from and against any claim, action, loss, cost, liability or expense (including reasonable counsel fees) arising out of or relating to this Escrow Agreement (collectively, “Claims”), except to the extent such Claim is based on Escrow Agent’s gross negligence or willful misconduct.

9.    GOOD FAITH RELIANCE

        Escrow Agent shall act in good faith reliance upon any instruction, instrument, or signature believed in good faith to be genuine and may assume that any officer of Licensor or Licensee purporting to give any writing, notice, advice or instruction in connection or relating to this Escrow Agreement has been duly authorized to do so.

10.    TERMINATION

        (a)    This agreement shall terminate upon termination of the Development Agreement; provided, however, that if Licensee has provided a notice of an Event of Default to Escrow Agent on or before the date of termination, this Agreement will not terminate until such notice of an Event of Default has been appropriately and completely acted upon and/or resolved. Upon such termination, unless the resolution of an Event of Default requires, pursuant to Section 5, that the Documentation be released to Licensee, Escrow Agent shall return the Documentation then in escrow to Licensor.

        (b)    Licensee and Licensor may terminate this Escrow Agreement by mutual written agreement, giving sixty (60) days notice to Escrow Agent.

        (c)    Escrow Agent reserves the right to resign as escrow agent upon sixty (60) days prior notice to Licensor and Licensee. Upon resignation, Escrow Agent shall deposit the documentation with another escrow agent designated jointly by the parties. If the parties cannot agree upon another escrow agent, Escrow Agent shall designate such new escrow agent.

        (d)    In the event that the sixty (60) day notice period in 10(b) elapses without Escrow Agent having received payment from either Licensor or from Licensee of the remaining fees due, Escrow Agent shall then have the option, without further notice to either party, to terminate the Escrow Agreement and to destroy all escrowed Documentation.

11.    FEES

        In consideration of performing its function as escrow agent, Escrow Agent shall be compensated as set forth on Exhibit C. The fees set forth on Exhibit C will be billed periodically by Escrow Agent to Licensee, who shall be solely responsible for all fees incurred.

12.    ENTIRE AGREEMENT

        This Escrow Agreement, the Development Agreement and the Reseller Agreement, including Exhibits hereto, constitute the entire agreement among the parties regarding the subject matter hereof and supersede all previous agreements, either oral or written, between the parties.

13.    NOTICE

        All notices required by this Escrow Agreement shall be sufficiently served by mailing the same by certified or registered mail, return receipt requested, to the parties at their respective addresses, as follows:

(a)    Escrow Agent:

Name:

Address:

(b)    Licensor:

Name:

Address:

(c)    Licensee:

Name:

Address:

14.    COUNTERPARTS

        This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

15.    GOVERNING LAW

        This Escrow Agreement shall be governed by and construed according to the laws of the State of California, without regard to California’s conflicts of law principles.

16.    SEVERABILITY

        In the event any of the provisions of this Escrow Agreement shall be held by a court of competent jurisdiction to be contrary to any state or federal law, the remaining provisions of this Escrow Agreement will remain in full force and effect.

17.    ASSIGNMENT; SUCCESSORS

        No party will assign their rights or delegate or subcontract their duties under this Agreement to third parties without the prior written consent of the other parties, such consent not to be withheld unreasonably, except that Licensee or Licensee may assign this Agreement in conjunction with the sale or other transfer of a substantial part of its business utilizing this Agreement. Any unauthorized assignment of this Agreement shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties, their successors and assigns.

18.    HEADINGS

        The section headings in this Escrow Agreement do not form a part of it, but are for convenience only and shall not limit or affect the meaning of the provisions.

IN WITNESS WHEREOF, the parties have executed this Escrow Agreement on the day and in the year first above written.

LICENSOR	Escrow Agent

By	By

Print Name:	Print Name:

Title:	Title:

Phone:	Phone:

Date:	Date:

LICENSEE

By

Print Name:

Title:

Phone:

Date:

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B #

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Signature:	Signature:
Name (print):	Name (print):
Title:	Title:
Date:	Date:

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

EXHIBIT C

FEE SCHEDULE